Exhibit 99.2 to go public in partnership with CHURCHILL CAPITAL CORP X (NASDAQ: CCCX) Full-spectrum quantum built on neutral atoms Redefining what’s possible in quantum computing and precision sensing Investor Presentation September 2025

About this presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a business combination (the “proposed transaction”) between ColdQuanta, Inc. (“Infleqtion”) and Churchill Capital Corp X (“Churchill X” and “CCCX”) and related transactions and for no other purpose. The information contained herein does not purport to be all inclusive and none of Infleqtion, Churchill X nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given any such person as to the accuracy or completeness of information in this presentation. To the fullest extent permitted by law, in no circumstances will Infleqtion, Churchill X or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Infleqtion, Churchill X or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Infleqtion, Churchill X or the proposed transaction. Recipients of this presentation should each make their own evaluation of Infleqtion, Churchill X and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Infleqtion’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Infleqtion’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Infleqtion’s ability to attract, retain, and expand its customer base; Infleqtion’s deployment of proceeds from capital raising transactions; Infleqtion’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Infleqtion’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies, products, services, or technologies; development of favorable regulations affecting Infleqtion’s markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Infleqtion to increase in value. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Infleqtion and Churchill X. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Infleqtion is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Infleqtion’s historical net losses and limited operating history; Infleqtion’s expectations regarding future financial performance, capital requirements and unit economics; Infleqtion’s use and reporting of business and operational metrics; Infleqtion’s competitive landscape; Infleqtion’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Infleqtion’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Infleqtion’s reliance on strategic partners and other third parties; Infleqtion's concentration of revenue in contracts with government or state-funded entities; Infleqtion’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill X could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Infleqtion or Churchill X; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill X or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill X’s filings with the U.S. Securities and Exchange Commission (“SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Infleqtion, Churchill X or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Infleqtion’s and Churchill X’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Infleqtion and Churchill X may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Churchill X is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill X, which may differ materially from the performance of our founders’ or sponsors’ past investments. Churchill Capital 2

About this presentation Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Churchill X for their consideration. Churchill X intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/consent solicitation statement to be distributed to Churchill X’s shareholders in connection with Churchill X’s solicitation for proxies for the vote by Churchill X’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Infleqtion’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Churchill X and Infleqtion shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Churchill X and Infleqtion shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Churchill X in connection with the proposed transaction, as these documents will contain important information about Churchill X, Infleqtion and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Churchill X with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp. X, 640 Fifth Avenue, 12th Floor, New York, NY 10019. Participants in the Solicitation Churchill X, Infleqtion and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill X’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill X’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus/consent solicitation statement when it is filed by Churchill X with the SEC. You can find more information about Churchill X’s directors and executive officers in Churchill X’s final prospectus related to its initial public offering filed with the SEC on May 13, 2025 and in the Quarterly Reports on Form 10-Q filed by Churchill X with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Non-GAAP Financial Measures In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should be considered in addition to, and not in isolation from or as a substitute for, analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Infleqtion, Churchill X, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Churchill X, Infleqtion or the proposed transaction. Risk Factors For a description of certain risks relating to Infleqtion, including its business and operations, and to the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of September 5, 2025, unless otherwise indicated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which Infleqtion operates are necessarily subject to a high degree of uncertainty and risk. Churchill Capital 3

Investor's guide to quantum

Atomic clock	Highly accurate timekeeping devices that use atoms' quantum transitions to measure time
Coherence	Ability of a quantum system to maintain a well-defined phase relationship between different states in a superposition (when qubits are in multiple states at the same time)
Contextual machine learning (CML)	Allows machine learning (ML) models to process large amounts of data simultaneously, enhancing AI pattern recognition with greater accuracy
Entanglement	When multiple objects – such as a pair of electrons, photons, or atoms – are linked by a single shared quantum state
Fault-tolerant quantum computing	Quantum computing that operates reliably even in the presence of errors, provided the error rate is below a certain threshold
Fidelity (2Q)	Likelihood that a gate operation between two qubits is performed correctly without introducing errors
Inertial sensing	Approach to measuring acceleration and rotation, enabling navigation without external references
Logical qubit	A quantum state encoded across multiple physical qubits, allowing detection and correction of errors without destroying the stored quantum information
Modality	The specific physical approach for creating and controlling qubits in their quantum state
Neutral atoms	Modality that builds quantum systems by isolating, controlling, and measuring atoms in a glass cell using lasers, enabling long coherence times, high gate fidelities, and precision sensing
Physical qubit	A single qubit (e.g., atom, ion, or photon) that encodes quantum information with delicate quantum properties; very noisy and error prone
Positioning, navigation, timing (PNT)	Technology – best known through GPS – that provides precise location, movement, and time synchronization, forming the backbone of global communications, transportation, finance, and defense

QPU (Quantum Processing Unit)	System that contains qubits to be manipulated to perform quantum operations – similar to a CPU or GPU, but for quantum algorithms
Quantum advantage	When a quantum device (e.g., computer, clock, RF receiver, inertial sensor) outperforms the best-in-class classical device at a task
Quantum computing	Computations that run simultaneously from qubits' superposed states, which are manipulated with wave interference
Quantum sensing	Way of measuring quantities like time, position, radiofrequency signals, and gravity much more precisely than classical sensors, using properties of quantum mechanics
Quantum technology	Technology using the principles of quantum mechanics, with motion and the interaction of atomic and subatomic particles
Qubits	Basic unit of quantum information; unlike bits (0 or 1) used in classical computing, qubits can hold both values simultaneously
Radio frequency (RF) receiver	Electronic device that detects and processes radio frequency (RF) signals, converting them into usable formats
Rydberg atomic states	An atomic state in which an electron is excited to a very high energy level, making it highly responsive to external effects
Shor's algorithm	Quantum algorithm leveraging entanglement and superposition to break modern encryption methods on which the internet relies (e.g., RSA)
Spoofing	A type of cyber activity where false signals or information are deliberately forged to appear legitimate, with the intent to mislead or manipulate systems, users, or networks.
Superposition	Allows qubits to be in multiple states at the same time, exponentially increasing the size of the state space processed
Vacuum cell	Method to isolate atoms in a low-pressure, well-isolated glass cell to limit external interaction, thereby preserving coherence

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Infleqtion | Churchill Capital

CHURCHILL CAPITAL X

Infleqtion

Michael Klein
Chairman and
Chief Executive Officer



- 35+ years of experience in strategic advisory work and capital markets
- Founder, Churchill Capital and Archimedes Advisors
- Managing Partner, M. Klein & Company
- Former Vice Chairman and CEO of Global Banking, Citi
- BS Econ, University of Pennsylvania (Wharton)

Matthew Kinsella
Founding Investor and
Chief Executive Officer



- Nearly 20 years of experience at Maverick Capital, investing in early- and growth-stage transformative technology companies across multiple sectors
- Led founding investment in Infleqtion from Maverick; joined the board of directors in 2018
- Appointed as CEO in April 2024 to lead Infleqtion's next phase of commercialization and growth
- BBA Finance, University of Notre Dame

Pranav Gokhale
Co-founder and
Chief Technology Officer



- Nearly 20 years of quantum technology experience since 2007 at NIST Lab(1)
- Co-founder and CEO of Super.tech Labs
- Former postdoctoral researcher at Argonne National Laboratory
- PhD, Quantum Computing, University of Chicago
- BSE Computer Science, Princeton University

Note: (1) The National Institute of Standards and Technology (NIST) is a U.S. federal agency within the Department of Commerce that develops technical standards and leads national efforts in quantum research and measurement science.

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Infleqtion | Churchill Capital

Churchill Capital: proven track record

Highly experienced in launching unique, high-growth companies in the public equity markets

CHURCHILL CAPITAL → OKLO

Our most recent closed partnership

$10.5B
Growth capital delivered(1)(2)

6
Closed go-public transactions(1)(2)

- **Pioneer in equity vehicles**
- **Experienced dealmaker**
- **Unique sourcing capability**
- **Value creation playbook**
- **Management partner**
- **Track record of success**

Substantial shareholder value creation
($ per share)



+8.5x
$10.00
$85.35
Deal Value(3)
(May 2024)
High Value(4)
(August 6, 2025)

- Delivered **$306 million** of growth capital with circa **100% investor participation** at close in May 2024(1)
- Churchill **engaged over 200 investors, driving substantial rotation of the stock** post announcement

Note: (1) Past performance of prior investments and transactions is not indicative of any other investment or transaction and is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested. (2) Represents trust proceeds (net of redemptions) plus incremental capital raised in connection with Churchill Capital I, II, III, IV, CF Finance Acquisition Corp, and AltC Acquisition Corp. (3) Represents transaction price per share. The pre-money transaction value of Oklo was $875 million. (4) Observed share price high for Oklo on August 6, 2025. Oklo's share price as of close on September 5, 2025 was $69.79.

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Infleqtion | Churchill Capital

Churchill Capital: repeatable investment framework for critical technology

From nuclear to autonomy, and now quantum – essential for U.S. competitiveness with multi-decade growth potential

	Nuclear	Autonomous	Quantum
	AltC	CHURCHILL IX	CHURCHILL X
	OKLO	Plus	Infleqtion
Critical for national competitiveness	✓	✓	✓ Quantum = geopolitical & economic advantage
Significant historical investment gap	✓	✓	✓ China has invested $15B+; ~2x the U.S.[(1)]
Large economic opportunity	✓	✓	✓ $160B+ market in advanced compute and sensing[(2)]
Clear product, market fit	✓	✓	✓ Deployed today for defense, AI, and innovation
Strong political support	✓	✓	✓ Quantum is important to national competitiveness

Note: (1) As of July 9, 2025 – Qureca, Quantum Initiatives Worldwide (2025). (2) As of June 2025 – McKinsey, Quantum Technology Monitor (2025).

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Infleqtion | Churchill Capital

Infleqtion: set up for success in the public markets

Simple, shareholder-aligned transaction focused on long-term value creation

$1.8 billion

Pre-money equity value

Attractive entry point given long-term growth outlook and public benchmarks

>$540 million

Expected transaction proceeds[(1)]

Positioned to accelerate product deployment and scale customer impact

100%

Infleqtion rollover and lock-up[(2)]

Clear alignment of long-term interests with public shareholders

Transaction supported by >$125 million of incremental financing via a common stock PIPE raised at the transaction value from leading existing and new institutional investors

Note: (1) Includes Churchill X cash-in-trust of ~$416 million as of June 30, 2025 (assuming no shareholders exercise redemption rights to receive cash from the trust account at closing) plus >$125 million of incremental PIPE financing that is expected to close concurrent with the business combination (common equity PIPE priced at $10 per share). (2) Infleqtion shareholders will roll 100% of existing equity into the combined company. All shares received by Infleqtion shareholders will be subject to a lock-up at close of the business combination.

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Infleqtion | Churchill Capital

Inflegtion: attractive entry valuation with meaningful upside potential

Leading technology, distinct business model, and attractive financial profile

Discount to peers

Observed market capitalization for public peers ($B)



Capital Raised YTD
$1.4B
$0.6B
$0.4B
$0.3B
YTD High(2)
Current Value(3)
$13.9
$12.4
$6.5
$5.3
$5.9
$4.9
$3.5
$2.4
Inflegtion go public equity value
$1.8
IONQ
D-Wave
The Quantum Computing Company
rigetti
QCi
QUANTUM COMPUTING INC
Inflegtion

Advanced commercial traction

LTM Revenue[1] ($M)



$52
~$50M
Inflegtion 2025E booked + awarded business(5)
$29(4)
$22
$8
<$1
IONQ
Inflegtion
D-Wave
The Quantum Computing Company
rigetti
QCi
QUANTUM COMPUTING INC

Inflegtion's neutral atom tech has already achieved quantum advantage in precision sensing and is progressing to advantage in computing with its record-setting logical qubits

Source: FactSet market data as of September 5, 2025, company filings. Note: (1) LTM revenue as of June 30, 2025. (2) YTD high intraday basic equity value. (3) Current basic equity value as of September 5, 2025. (4) Inflegtion LTM revenue is based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (5) Reflects agreements and awarded business to date in 2025, representing potential multi-year value expected to be realized over time; figures are not a measure of current period revenue.

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Inflegtion | Churchill Capital

Our mission Harness the power of quantum to expand human potential Commercialize neutral atom-based quantum products that provide orders of magnitude improvement in computing and sensing applications Artificial National Energy Scientific Space ŸŸŸŸ Intelligence Security Optimization Discovery Exploration Churchill Capital 10

What we do We design, build, and sell quantum computers, precision sensors, and software to governments, corporations, and research institutions Core Compute Sensing Software Infleqtion’s neutral atom core First in Earth’s Orbit Contextual Machine Neutral atom Next-generation Compact quantum Quantum inertial Learning quantum computer atomic clock RF receiver sensing Quantum App Development High-performance GPS-independent, Full-spectrum Precision motion processing units ultra-stable timing signals intelligence and gravity sensing The only full-spectrum quantum company Churchill Capital 11

Our products in use On the ground, in the sea, in the sky, and in space First quantum computer installation at the Sea trial of hybrid navigation systems Pilot program for putting quantum National Quantum Computing Centre on Royal Navy's experimental vessel experiments and sensors in space Only foreign company to be selected to First-ever successful demonstration NASA Quantum Gravity Gradiometer participate in Japan Moonshot R&D program flight of a commercial optical clock Pathfinder Program Churchill Capital 12

Value proposition

Infleqtion

Compelling investment for public investors

Uniquely positioned to build long-term shareholder value

1. **Pioneering team building the future of compute**
   Unique team solving the world's hardest problems with quantum

2. **First mover in neutral atom architecture**
   Infleqtion views neutral atoms as the most promising quantum modality

3. **Real-world logical qubit application**
   Foundation for a potential fault-tolerant quantum computer

4. **Full stack commercial quantum offering**
   Hardware and software engineered for commercial applications

5. **Ability to serve multiple large markets**
   Critical applications in computing and precision sensing; ~$160B markets by 2040[(1)]

6. **Trusted quantum partner to leading institutions**
   Sold multiple quantum computers and hundreds of quantum sensors & cores

7. **Commercial engine in place, driving rapid scale**
   3.0x uplift to $29M in LTM revenue[(2)]; ~$50M 2025E booked + awarded business[(3)]

8. **Well-capitalized to accelerate our roadmap**
   Strong balance sheet today; going public supercharges our growth

Note: (1) As of June 2025 – McKinsey, Quantum Technology Monitor (2025). (2) LTM revenue as of June 30, 2025. Infleqtion LTM revenue is based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (3) Reflects agreements and awarded business to date in 2025, representing potential multi-year value expected to be realized over time; figures are not a measure of current period revenue.

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Infleqtion | Churchill Capital

1 Who we are Matt Kinsella Dana Anderson Pranav Gokhale Paul Lipman Pioneering team Chief Executive Officer Chief Science Officer Chief Technology Officer Chief Strategy Officer Founding Investor Founder Co-founder building the future of compute At-scale technical Building upon Unique team solving the world’s quantum workforce with hardest problems with quantum 230+ Nobel Prize patents 130+ winning research physicists & engineers in 1997, 2001, 2005 issued and pending (1) Leading investors Note: (1) Investor list is not exhaustive. Churchill Capital 14

Quantum is a computing force multiplier

Classical systems hit walls on size, energy, and cost

1

Just as GPUs sat alongside CPUs and unlocked new technology (e.g., AI), quantum processors ("QPUs") sit alongside CPUs and GPUs, with potential to unlock amazing new capabilities and markets



Computational throughput
CPUs
General-purpose computing, optimized for sequential tasks and flexibility
~6 trillion years to break RSA-2048[1] encryption[2]
GPUs
Delivers massive acceleration for AI and simulation, turning weeks into hours
~75 billion years to break RSA-2048 encryption[3]
QPUs
Leverages quantum phenomenon to unlock breakthroughs in chemistry, materials, security, and optimization
~1 week to break RSA-2048 encryption[2]
Infleqtion
+
NVIDIA
Multiple joint demonstrations of quantum integration with GPUs
1960
1990
2025+

Note: (1) RSA is a public-key encryption scheme that measures security based on the difficulty of factoring very large numbers. In RSA-2048, the numbers are 2048 bit integers. (2) Craig Gidney – "How to factor 2048 bit RSA integers with less than a million noisy qubits" (2025). (3) Fujita – "Bulk GCD Computation Using a GPU to Break Weak RSA Keys." Approximated by taking GPU speedup of breaking RSA over an Intel Xeon CPU Chip.

15

Infleqtion | Churchill Capital

Rich history of innovation and validation

Crucial milestones achieved, putting Infleqtion on an accelerated path to quantum advantage

1

2000 - 2015 — *Technological advancement*

- Dana develops first ultracold atom chip
- Dana's deep collaboration with Nobel Prize-winning team

2015 - 2021 — *Initial product development & commercialization*

- Breakthrough algorithm demonstration on neutral atom computer
- First quantum matter in orbit – aboard the ISS (NASA)
- Raised first external capital (Maverick)

2022 - 2023 — *Initial product development & commercialization*

- Acquires Super.tech and launches quantum software platform
- First quantum computer sale to Japan (JST Japan Science and Technology Agency)
- Inaugural partner, U.S. Department of Energy Quantum & Space Collaboration
- Chosen for DARPA IMPAQT program (DARPA)

2024 — *Accelerating product development & commercialization*

- **$11M** Quantum clock sale to DoD
- First RF sensor deployment
- First quantum computer sale to U.K. (UKRI National Quantum Computing Centre)
- Develops NASA's first-ever quantum memory (NASA)
- **World's 1st** quantum flight trials
- **2** logical qubits achieved
- **99.73%** two-qubit fidelity
- **1,600** physical qubits, a record
- **World's 1st** materials science application on logical qubits
- NVIDIA Collaboration

2025 — *Accelerating product development & commercialization*

- **8** logical qubits achieved
- Launched novel CML application at NVIDIA GTC (NVIDIA GTC GPU Technology Conference)
- Collaboration to deploy first quantum gravity sensor in space (NASA, JPL)
- Second quantum computing grant from the U.K. (UKRI National Quantum Computing Centre)
- Announced partnership for Illinois quantum computer (IQMP)

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Infleqtion | Churchill Capital

1

Already expanding the applications of GPUs

Our hardware and software improve classical bottlenecks of memory, data quality, and compute

Amplifying today…

Enhancing GPU productivity

Partnered with: NVIDIA[1]

Inflеqtion's software expands the context window on GPUs, massively increasing efficiency and removing the current critical scaling bottleneck

Delivering higher quality, multi-modal input data

Partnered with: U.S. Navy[1], NASA[1], SAIC[1], U.S. ARMY[1]

Infleqtion's quantum sensing systems provide orders of magnitude more precise data for models to process, improving outcomes

Unlocking mechanisms for training data generation

Partnered with: EPRI[1], U.S. AIR FORCE[1]

Infleqtion's quantum and quantum-inspired algorithms enable novel mechanisms for generating and processing AI training data

…and supercharging tomorrow

Infleqtion is driving towards commercial quantum computers

>100x *Higher-quality input sensors vs. alternative[2]*

>10x *Memory saving against transformer, via quantum data carriers[3]*

>100x *Faster computation with QPU vs. GPU on random circuit sampling[4]*



Classical computing
Quantum efficiency unlocks new use cases
Quantum computing
Computing time
Complexity of problem

Note: (1) Reflects announced partnership – refer to the "News" section of the Infleqtion website for additional details on each partnership. (2) Infleqtion – Tiqker Optical Clocks for Satellite Tracking, Ranging and Synchronization Systems. (3) Anschuetz Eric R., Hu Hong-Ye, Huang Jin-Long and Gao Xun – "Interpretable Quantum Advantage in Neural Sequence Learning" (2023). (4) Morvan, A., Villalonga, B., Mi, X. et al. – "Phase transitions in random circuit sampling" (2024).

17

Infleqtion | Churchill Capital

2

Our approach

Infleqtion

First mover in neutral atom architecture

Infleqtion views neutral atoms as the most promising quantum modality

Infleqtion's neutral atom core

The heart of all our products

↓



Vacuum cell with a cesium atom array inside

Atoms are controlled using external lasers

Neutral atoms = nature's perfect qubits

Natural advantage
Ideal uniformity, stability, and long-lasting performance

Commercially scalable
Can be arranged in large arrays using optical tweezers

Longer coherence times
Surpassing other modalities in qubit growth and control

Exceptional control
Less impacted by "noise" from the outside world

Universal connectivity
Any-to-any qubit coupling enables optimal algorithm execution

18

Infleqtion | Churchill Capital

2 Neutral atoms: the foundation of Infleqtion’s platform Build once, tailor to multiple markets Lasers Neutral atom core Quantum products Computers Award- winning quantum Clocks core RF Receivers Inertial Sensors Churchill Capital 19

Neutral atoms: the best quantum approach

Inherent advantages with superior commercial applications

2

	Neutral Atom (Infleqtion has...)	Trapped Ion	Superconducting	Photonics
Thousands of qubits in a single cell	✓	×	✓	×
Applications demonstrated with logical qubits	✓	✓	×	×
Room temperature operation(1)	✓	✓	×	×
Reconfigurable any-to-any connectivity	✓	✓	×	×
Enables broad sensing market(2)	✓ *Field deployable quantum clocks, RF receivers, inertial sensors*	×	×	×

Source: Broker research, public information. Note: (1) Indicates room temperature operability for qubit manipulation and detection. (2) Reflects real-world operability in quantum sensing market.

20

Infleqtion | Churchill Capital

2 Neutral atoms: a frontrunner in the quantum race Exceeding others in physical qubit quantity and quality; both required to achieve a logical qubit Qubit quantity Qubit quality 5 Caltech with 10k Ion traps Metric type Infleqtion cold atom source cell Ion traps fit (x2 every 5.0y) Entangled State 5 2 NV centers Two-qubit Gate Neutral atoms 2 0.1 Neutral atoms fit (x2 every 1.4y) More physical qubits = Less error = Semiconductor spins 1000 5 Larger compute capacity Greater reliability Semiconductor spins fit (x2 every 2.6y) Infleqtion has achieved Infleqtion has achieved 5 Superconducting circuit record physical qubits industry-leading error rates 2 Superconducting circuit fit (x2 every 2.6y) 2 0.01 100 5 5 Platform Ion traps 2 2 Ion traps fit (x2 every 2.4y) 0.001 Neutral atoms 10 Neutral atoms fit (x2 every 2.3y) 5 5 Semiconductor spins Semiconductor spins fit (x2 every 1.2y) 2 2 Superconducting circuit Superconducting circuit fit (x2 every 2.6y) 1 100μ 2000 2005 2010 2015 2020 2025 2000 2005 2010 2015 2020 2025 Year Year Source: Francois Marie – “Benchmarking Experimental Progress Towards Fault-Tolerant Quantum Computation” (2025). Note: Infleqtion data points include progress made by members of the Infleqtion team prior to joining Infleqtion at Infleqtion sponsored labs. Churchill Capital 21 Physical Qubit Count Entanglement Error

3
Our leadership

Infleqtion

Real-world logical qubit application

Foundation for a potential fault-tolerant quantum computer

The quantum advantage formula

Qubit quantity

More physical qubits
=
Larger problems can be tackled

+

Qubit quality

Lower error rates
=
More reliable computations

Logical qubit

Building block for fault-tolerant quantum computing

~100 logical qubits = tipping point to outperform classical computers on targeted problems

Infleqtion

1 of only 2 companies to demonstrate a real-world, end-user application powered by logical qubits(1)

Note: (1) First materials science design application powered by logical qubits with NVIDIA CUDA-Q, December 2024.

22
Infleqtion | Churchill Capital

3 What is a logical qubit and why does it matter? The foundation for achieving quantum advantage Quantum error correction (illustrated) Logical qubits are a reliable unit of quantum information • Built from many fragile physical qubits • Physical qubits are prone to errors How is a • Combining physical qubits with error-correcting algorithms results in a logical qubit logical qubit created? • Better hardware and error correction reduce the “physical-to-logical” ratio Physical qubits Logical Qubit • Lower ratio = greater scalability • Milestone for practical quantum computing ✓ Useful quantum computing can •✓ Proof of technical leadership only run reliably at scale on logical qubits •✓ Path to scalability Churchill Capital 23

3 Infleqtion is on the path to quantum advantage in computing Recent breakthroughs have meaningfully accelerated progress Commercial Foundational R&D Error Detection Error Correction Our metrics Advantage Physical Logical 10,000+ Qubits Qubits 4,000+ 1000 1,600 10,000 1000 100 ✓ 1 kiloqubit memory 100 1,600 physical qubits 1000 80 Tipping point 49 100 60 Record qubit array achieved in 30 ✓ 2024, outpacing other modalities 40 8 10 2 20 ✓ 1 0 ✓ 8 logical qubits 99.99+% 1 of only 2 companies to demonstrate a Fidelity 99.95% (1) (CZ) 99.90% real-world application using logical qubits 99.9% (on 2 logical qubits) Logical success rate 99.73% 99.5% ✓ 99.0% ~92% 95.0% ✓ 99.73% fidelity 90.0% Highest 2-qubit fidelity achieved 50.0% by a neutral atom company (2) (2) (2) (2) 2022 2023 2024 22025 025 2026 2026 2027 2027 2028 2028 2030 Note: (1) Two-qubit gate (CZ) user-facing fidelity; includes post-selection for atom loss. (2) Targeted numbers are illustrative estimates and not guarantees of future performance. Churchill Capital 24

4 Quantum App Contextual Machine Our products Development Learning Proprietary operating system Breakthrough algorithms for Accelerating AI today; to force-multiply quantum speedups in biotech, materials scales beyond LLM ability hardware science, and optimization to recognize patterns Compute Sensing Full stack commercial Neutral atom Next-generation Compact quantum Quantum inertial quantum computer atomic clock RF receiver sensing quantum offering Hardware and software engineered for commercial applications High-performance GPS-independent, Full-spectrum Precision motion processing units ultra-stable timing signals intelligence and gravity sensing A quantum core underpins all products Ultra-high vacuum and vapor glass cells Churchill Capital 25 Core Hardware Software

Hardware: built to be highly scalable

4

Hardware designed to leverage existing photonic fabrication networks, reaching scale without added capital intensity

Quantum core

*Infleqtion hosts **millions of atoms in a single UHV cell**[(1)], while other modalities require hundreds to thousands of interconnected modules to scale*

Infleqtion technology

Competing modalities


vs

*Integrated approach results in **highly deployable quantum products built for scale***

Photonic integrated circuits

Miniaturization

Allow complex optical systems to be integrated on a **single chip**

Low Optical Loss

Enable **high-fidelity** quantum operations

Mass Manufacturability

Fabricated using **mature, semiconductor-like processes**



Our core hardware product offerings:

Sqale



Tiqker



Sqywire



Exaqt



Note: (1) Ultra-high vacuum ("UHV") cell, referring to the sealed container that acts as the core platform for Infleqtion to load, configure, and manipulate neutral atoms for sensing and computing end-use.

26

Infleqtion | Churchill Capital

4

Software: supercharges every layer of the computing stack

Built to ensure performance boosts, error correction, and productivity enhancement at every stage

Application Layer

Quantum software as a force multiplier for both GPU- and QPU-enabled applications

Middleware Layer

Translates traditional code into quantum language, applicable to all modalities

Hardware Layer

Directs operations to best-suited subset of hardware to optimize performance


APPLICATION
ALGORITHM
COMPILATION
Superstaq
CONTROL
HARDWARE

Hardware-agnostic software platform operational across modalities

Enables quantum programming in any source language using any existing developer tools


Trapped Ion
Spin qubits
Neutral Atom
Superconducting
q
q
q
q
q

27

Infleqtion | Churchill Capital

4 Case study: expanding AI context windows on GPUs Contextual Machine Learning accelerates AI today and enables the pathway to future quantum-powered ML Current Application Post-Quantum Advantage Application CML leverages quantum principles on GPUs to enable large-scale analysis over longer- At scale, QPUs optimally execute CML for long-context learning. context timeframes to improve AI performance Coupled with GPUs, a hybrid workflow enables optimal AI task triaging Data GPU for high-throughput Conventional GPU CML-enabled GPU CML-enabled QPU pre- and post-processing Example: Next-gen material science applications, as Example: Enhancing real-time RF signal processing and operational efficiency demonstrated by NVIDIA collaboration (1) Current Customers : + Note: (1) Customers depicted are not exhaustive. Churchill Capital 28

4

Quantum computing: exponential processing power

Neutral atoms are positioned for scalable, fault-tolerant systems

Limitations of Classical Computers

- Classical computers **cannot efficiently solve certain problems** that involve complex interactions between variables
- **For certain such complex problems**, **quantum advantage is significant** and grows exponentially with problem size
- Example: AI model performance is limited by the short "memory," or context window, of traditional bits



Sqale

Neutral atom quantum computer

- Built for **precision**, **scalability**, and **speed**
- **Delivers high-fidelity operations** designed to **push the limits of quantum performance**
- Laying the foundation for **scalable error correction** and **reliable quantum applications**

Applications Unlocked by Quantum Computing

Artificial Intelligence

Enhances AI with greater memory that enables longer context windows



Drug Discovery

Accelerates early drug R&D, reducing failures and costs while enabling safer treatments faster



Materials Science

Rapidly and efficiently search vast materials universe to discover and screen new molecules



Chemistry

Computational determination of reaction rates and catalyst efficacy



29

Infleqtion | Churchill Capital

4

Quantum sensors: ultra-precise measurement tools

Large government and commercial markets with near-term adoption

Precision

Distributed AI workloads require precise timing and synchronization

Renewable energy puts stress on power grid stability, necessitating accurate timekeeping

Quantum clocks use high-frequency atomic transitions, which shorten the "ticking"

Data center

Electric grid

Tiqker is 100x more precise than world timing standards, with rack-mounted form factor[(1)]



Reliability

Electronic warfare is a growing global threat to GPS vulnerability

Communication networks are disrupted in the presence of stronger signals

Neutral-atom sensors enable precise measurements of acceleration, rotation, and gravity, without relying on external references

GPS denial & spoofing

Congested RF environments

Contested space domains

Sensing solutions that are not reliant on GPS for precision, navigation, and timing



Versatility

Strategic communications use low frequency, requiring large, detectable receiver antennas

Multiple classical systems are needed across each communication channel

Rydberg atomic states enable extreme tunability and ultra sensitivity

Strategic communications

Maneuverable hypersonics

Multi-channel systems

QRF receivers can detect across full spectrum, replacing multiple classical antennas



Note: (1) "Tiqker Optical Clocks for Satellite Tracking, Ranging and Synchronization Systems" (2025).

30

Infleqtion | Churchill Capital

5

Our markets

Infleqtion

Ability to serve multiple large markets

Critical, growing applications in computing and precision sensing

Quantum computing

~$130B
2040 TAM(1)



Quantum sensing

~$30B
2040 TAM(1)

Infleqtion has sold & deployed multiple quantum computers

- Exponential processing power
- Breakthroughs in AI, national security, materials discovery, optimization, etc.
- Neutral atoms are positioned for scalable, fault-tolerant systems

Infleqtion has deployed quantum-enabled systems

- Ultra-precise measurement tools
- Applications in defense, navigation, communications, and enterprise
- Large government and commercial markets with near-term adoption

Note: (1) As of June 2025 – McKinsey, Quantum Technology Monitor (2025).

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Infleqtion | Churchill Capital

U.S. and allied nations are investing in quantum

Inflegtion is well-positioned; trusted by governments that have invested over $40 billion in quantum[1]



National investment in quantum technology ($B)
China
Japan
United States of America
United Kingdom
Germany
South Korea
France
Canada
Russia
Sweden
Spain
(European Quantum Flagship)[2]
Netherlands
India
Singapore
Australia
Denmark
Israel
Finland
Italy
Taiwan
Austria
Switzerland
New Zealand
Hungary
Philippines
Brazil
South Africa
Qatar
Norway
Thailand
U.S.
~$8B
China
~$15B
China
Russia
Infleqtion
Well-positioned to capture substantive funding from U.S. and Allied Nations
~$60B[3]
investments
In March 2025, China established a national fund to mobilize ~$140B of additional funding into cutting-edge fields, including quantum

Source: As of July 9, 2025 – Qureca, Quantum Initiatives Worldwide (2025). Note: (1) Represents share of total investment by U.S. and Allied Nations as discussed further in source. (2) Represents European Quantum Flagship launched in 2018 by the European Commission. (3) Represents commitments from governments over various periods of time as discussed further in source.

32

Infleqtion | Churchill Capital

5 Our core technology is disrupting critical end markets today Massive value creation opportunity that Infleqtion is well-positioned to capture Materials Machine Space and Energy Defense and Cybersecurity learning discovery frontier optimization security ✓✓✓✓✓ ✓ Quantum innovation informs Extending AI context windows Atomic simulation accelerates Space innovation enabled by Quantum defenses fortify Next-gen sensing advances and bolsters tomorrow’s and catalyzing next-gen models material breakthroughs quantum sensing energy systems national security protected networks Our partners… Churchill Capital 33

6 Our partners Leading partners across diverse industries Defense and Materials Energy Artificial Government Cybersecurity Aerospace Discovery Optimization Intelligence Programs Trusted quantum partner to leading State of Illinois institutions Sold multiple quantum computers and hundreds of quantum sensors & cores and many more… Note: Displayed partnerships are not exhaustive of all Infleqtion partnerships. Churchill Capital 34

Examples of our work

6

Infleqtion Leads the Way with First Quantum Computer Installation at NQCC

Applying quantum optimization to tackle challenges such as traffic management

Infleqtion Delivers First Quantum Material Design Application Powered by Logical Qubits and NVIDIA CUDA-Q

Showcasing the technology's potential to tackle otherwise intractable computational challenges, such as the design of next-generation materials

Infleqtion Secures $6.2M ARPA-E Award to Advance Quantum-Powered Energy Grid Optimization

Supports Infleqtion's ENCODE project, a pioneering initiative aimed at improving energy grid efficiency through quantum computing

NASA Aims to Fly First Quantum Sensor for Gravity Measurements

Mission will deploy a compact quantum sensor aboard a spacecraft to map variations in Earth's gravitational field with unprecedented sensitivity

1st in the U.S. Army's xTechScalable AI competition for SAPIENT

Leveraging CML to improve navigation and intelligence capabilities

Awarded Navy AI contract for application to sensor data streams (QuIRC)

Applying CML-powered AI to enhance real-time RF signal processing

Infleqtion's Quantum RF Solution Excels at Army C5ISR NetModX23 Assessment

Demonstrated remarkable receiver sensitivity across a range of spectrums and reinforced potential to enhance modern military communications infrastructure

35

Infleqtion | Churchill Capital

7

Our growth

Infleqtion

Commercial engine in place, driving rapid scale

3.0x uplift to $29M in LTM revenue[(2)]; ~$50M booked + awarded business[(4)]

Revenue trajectory

In $M, trailing twelve months by quarters



CEO transitioned in 2024 to drive Infleqtion's next phase of commercialization and growth
$29 million(2)
LTM as of 6/30/25
2Q'23 – 2Q'25
CAGR: ~80%
~$10 million(1)
LTM as of 12/31/2023
30
20
10
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025

$300M+ Customer pipeline[(3)]

~$50M Booked + awarded business (2025E)[(4)]

Recent Wins

- $6.2M ARPA-E award
- $11M APFIT award (U.S. Department of Defense)
- ~$50M Illinois partnership[(5)]

Note: Financial information presented is preliminary, has not been audited, is based on information available to us only as of the date of this presentation, and is subject to change. (1) LTM revenue as of December 31, 2023. (2) LTM revenue as of June 30, 2025. (3) Represents potential customers identified as sales targets that are not yet under contract. (4) Reflects agreements and awarded business to date in 2025, representing potential multi-year value expected to be realized over time; figures are not a measure of current period revenue. (5) Reflects approximate total value of partnership, including $5M State of Illinois tax credit, company investments, salaries in Illinois, and state incentives.

36

Infleqtion | Churchill Capital

7 Bringing quantum to a growing customer base Demonstrated ability to deliver quantum solutions to government, defense, and enterprise customers Development Commercialization Non-dilutive Prototype Early adopter Scale & funding fuels R&D development sales manufacturing Strategic partnerships and Commercializing tech via Early commercial Core technology, supply government grants support product development; partnerships unlock large chain, and manufacturing core technology securing design wins with market opportunities investments deliver margin development large market opportunities improvements Continued technological innovation Churchill Capital 37

8

Our opportunity

Inflеqtion

Well-capitalized to accelerate our roadmap

Strong balance sheet today; going public supercharges our growth

Inflеqtion operating cost vs. funding position

Non-GAAP; in $M



CHURCHILL CAPITAL X
Infleqtion
$88
Cash Operating Costs
$43
$33
Capex
Cash Opex(1)
2024A(4)
LTM(3)(4)
Cash on hand
(as of June 30, 2025)(4)
>$540 million of expected gross proceeds from transaction(2)

Today – private

- $88M on hand is expected to be sufficient for base roadmap execution
- Sensing products anticipated to generate cash to grow our quantum platform and reduce the need for new segment investments as computing scales

Tomorrow – once public

- Accelerate technology & product roadmap
- Expand applications to new end markets, unlocking additional use cases in AI, National Security, space, and beyond
- Scale customer adoption & ecosystem partnerships

Note: (1) Represents R&D and SG&A expenses net of SBC and D&A. See reconciliation table. (2) Includes Churchill X cash-in-trust of ~$416 million as of June 30, 2025 (assuming no shareholders exercise redemption rights to receive cash from the trust account at closing) plus >$125 million of incremental PIPE financing that is expected to close concurrent with the business combination (common equity PIPE priced at $10 per share). (3) LTM as of June 30, 2025. (4) Based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change.

38

Infleqtion | Churchill Capital

Concluding remarks

Infleqtion

Compelling investment for public investors

Attractive transaction structure
$1.8B entry valuation and >$540M[1] of expected funding to drive shareholder value

Clear technology and product leadership
Industry-defining team with proven technical milestones and applications demonstrated with logical qubits (1 of 2 companies)

Ability to serve multiple large markets
~$160B[2] market for advanced computing and precision sensing

Well-capitalized to execute and drive shareholder value
$29M revenue[3] today with a clear path to meaningful growth ($300M+ of identified pipeline[4])

Note: (1) Includes Churchill X cash-in-trust of ~$416 million as of June 30, 2025 (assuming no shareholders exercise redemption rights to receive cash from the trust account at closing) plus >$125 million of incremental PIPE financing that is expected to close concurrent with the business combination (common equity PIPE priced at $10 per share). (2) As of June 2025 – McKinsey, Quantum Technology Monitor (2025).– Quantum Computing and Quantum Sensing TAM. (3) LTM revenue as of June 30, 2025. Infleqtion LTM revenue is based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (4) Represents potential customers identified as sales targets that are not yet under contract.

39

Infleqtion | Churchill Capital

Appendix Board overview Product portfolio Financial reconciliations Transaction information Churchill Capital 40

Our Board

Infleqtion

World-class board supporting our growth

Deep expertise in technology and markets that are essential to our long-term success

Board to be comprised of 7 Directors(1)



Cathy Lego
Board Chair

- *40+ years as a technology investor and Board Director*
- *Founder of Lego Ventures, investing in early-stage technology companies*
- *Board Director across major semiconductor and software companies*
- *BS in Economics and Biology, Williams College; MS in Accounting, NYU Stern*

Served on boards of...



Kristina Johnson
Board Member

- *Engineer, academic leader, and pioneer in photonic integrated systems*
- *2024 National Medal of Technology and Innovation Awardee; Member of the National Inventors Hall of Fame and Academy of Engineering*
- *Former President of the Ohio State University*
- *Former Under Secretary of Energy*
- *BS, MSEE, and PhD in Electrical Engineering, Stanford University*

Served on boards of...



David Singer
Board Member

- *Managing Partner at Maverick Ventures*
- *Founder and former CEO of multiple public biotech companies, including Affymetrix, Corcept Therapeutics, and Genesoft Pharmaceuticals*
- *BA in History, Yale University; MBA, Stanford University*

Served on boards of...



Dawn Meyerriecks
Board Member

- *Technology and national-security executive with leadership roles at NASA, AOL, DISA, CIA*
- *Leadership spanning technology development, program management, and agency modernization*
- *BSEE in Electrical Engineering and Business, Carnegie Mellon; MSCS in Computer Science, Loyola Marymount University*



Matt Kinsella
Board Member

- *Nearly 20 years of investing experience at Maverick Capital; led founding investment in Infleqtion*
- *Appointed as CEO in April 2024 to lead Infleqtion's next phase of growth and commercialization*
- *Board Director for key AI-enabled SaaS companies*
- *BBA in Finance, University of Notre Dame*

Note: (1) Board members shown reflect finalized Board membership for pro forma public entity; excludes 2 Directors pending selection.

41

Infleqtion | Churchill Capital

Appendix Board overview Product portfolio Financial reconciliations Transaction information Churchill Capital 42

Quantum App Contextual Machine Development Learning Proprietary operating system Breakthrough algorithms for Accelerating AI today; to force-multiply quantum speedups in biotech, materials scales beyond LLM ability hardware science, and optimization to recognize patterns Compute Sensing Product Neutral atom Next-generation Compact quantum Quantum inertial quantum computer atomic clock RF receiver sensing portfolio Hardware and software engineered for commercial applications High-performance GPS-independent, Full-spectrum Precision motion processing units ultra-stable timing signals intelligence and gravity sensing A quantum core underpins all products Ultra-high vacuum and vapor glass cells Churchill Capital 43 Core Hardware Software

Core

Quantum cores

High-precision components for quantum systems; foundational to all Infleqtion hardware

Quantum Cores

Compact atom-control cores simplifying advanced quantum experimentation and deployment

Used across all our computing and sensing hardware

Chip-scale, rugged devices suitable for real-world deployment

16 years

as a trusted supplier of high-precision components to the quantum industry worldwide

Essential components for development of quantum computers and sensors

Supplies both neutral atom & trapped ion cores

Vacuum Cells



Atomic Prisms



Cold Atom Source Cells

Magneto- Optical Trap Systems



miniMOT V2



miniMOT Package



doubleMOT



RuBECi



Physics Platform

Coil assemblies



MOT Coil Assembly



2D+ MOT Magnet Assembly



4-Channel Coil Driver



Tri Coil Assembly

Plug and Play Solutions



Coil PICAS



Fixed PICAS

Ion Traps



Cryogenic Ion Trap Package



Compact Ion Trap Package

Underlying Quantum Core Technology

Lasers and magnetic fields cool and manipulate atoms, creating highly stable quantum states


37
Rb
Rubidium
85.468
55
Cs
Cesium
132.91

Atoms confined in a small ultra-high vacuum cell to create quantum cores


q
q
q
q

Package cold-atom quantum effects into chip-scale, rugged devices suitable for real-world deployment





44

Infleqtion | Churchill Capital

Hardware

Hardware built to address computing and sensing applications

Neutral atoms provide the flexibility to address two massive markets

Quantum Compute | **Quantum Sensing**

Sqale

Quantum Computing



Neutral atom quantum computers for scalable, high-performance use

Tiqker

Atomic Clocks



High-precision atomic clocks for commercial and defense markets

Sqywire

RF Receivers



Compact quantum RF systems for full-spectrum signals intelligence

Exaqt

Inertial Sensors



Deployable quantum platforms for PNT and gravitational sensing applications

- All four technologies are built from the same source – **neutral atom architecture**
- Neutral atoms serve as nature's ideal qubits – **identical, stable, and highly controllable**
- A shared foundation **enables performance breakthroughs** across sensing and computing
- **Systems scale efficiently** across products, industries, and commercial markets

45

Infleqtion | Churchill Capital

Hardware

Sqale: flagship quantum computer

Neutral atom computer offers a scalable, high-fidelity platform for advanced quantum computing

Neutral atom qubits



Sqale

***Integrated with Superstaq and NVIDIA CUDA-Q**, Sqale enables hybrid quantum-classical workflows across research and enterprise customers*

Quantum Processing Unit (QPU)



Quantum computer layout



Identical Qubits

Uniformity of neutral atoms enables **consistent, scalable control**

Room Temperature Operation

Simpler, cheaper deployment without dilution refrigeration

High Fidelity

Less susceptible to environmental noise, with **99.73% two-qubit fidelity**

Scalability

Record-breaking neutral atom array achieved by Infleqtion

Upgradability

Modular system design enables seamless upgrades

Reconfigurability

Laser-controlled site arrangement allows for **dynamic algorithms**

46

Infleqtion | Churchill Capital

Hardware Sqale: pioneer in quantum driven applications Demonstrations performed on Sqale represent industry firsts across multiple sectors Continuous advancement of logical qubits Quantum Computing 8 First proof-of-concept demonstration of instant entanglement Logical Qubits (constant depth) with logical qubits Decryption 6 First demonstration of Shor's Algorithm (decryption) with Logical Qubits logical qubits Materials Science 2 First time a demonstration of a materials science quantum Logical Qubits application has been performed on logical qubits (1) Churchill Capital 47

Hardware

Tiqker: high-precision atomic clock

Addressing key bottlenecks in data centers, communication networks, and navigation systems

Tiqker

Optical atomic clocks delivering high precision and holdover for commercial and defense markets

50x

more stable at 10-second averaging time

1000x

faster to 10^{-13} frequency stability

Compared with standard cesium beam references

Pathway to size down form factor

Form factor size



Gen 1 – Tiqker Prime

Currently available in robust, highly stable, 3U form factor



Gen 2 – Tiqker HD

Mounted, mobile, assured PNT, Ruggedized form factor



Gen 3 – Tiqker Blade

Card-scale form factor and pricing, enabled by PIC acquisition

Addressing key bottlenecks across:

GPS-Denied Navigation

- GPS/GNSS spoofing and jamming is pressing global issue in warzones
- Many transportation industries operate in areas of weak signals

Wireless Networks

- GNSS/PTP timing insufficient for higher data density
- Improvement in precision vs. timing reference in current GPS/GNSS

Data Centers

- Data center volumes scaling rapidly
- Data centers require grandmaster clocks so every server runs on the exact same, ultra-accurate time (synced to GPS/UTC)

Optical Networking

- Optical data needs growing rapidly
- Very fast switching requires precise synchronization and clocking (< ps)

Additional applications include:

- Smart Grid
- Wireless Broadband
- Financial Timestamping
- Scientific Test & Measurement
- Radio Astronomy
- Autonomous Platforms
- Sensor Networks & IoT
- National Timekeeping & Clock Ensembles

and more…

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Infleqtion | Churchill Capital

Hardware

Sqywire: quantum RF receiver for full-spectrum signals intelligence

Assured frequency access and spectrum utilization for national security and commercial applications

Sqywire

Quantum radio-frequency sensors and receiver systems, delivering next generation RF capabilities in small, rugged, form-factor systems

- **Ultra-sensitive RF receiver**
- **Low power requirements**
- **Compact form factor**
- **Broadband tunability from kHz to THz**
- **Robust against jamming**

Enabling RF Convergence



L3Harris Falcon III Manpack Radio with Low & High-Band Antennas	*R2S Intrepid 300S*	*Samsung Massive MIMO 16Tx 16Rx*	*ESS Weathertech Ranger Weather Radar*	*Starlink User Terminal*
HF / VHF / UHF	L/S- Band	C - Band	Ku / K-Band	X - Band

← dc and kHz regimes

Mm-Wave and sub-mm Wave →

Single ultra-broadband tunable receiver replaces all of these systems



QRF Sensor + Single Rack

QRF Aperture + Half Rack

QRF Aperture + Integrated Photonics & Electronics

Form factor size →

Transformative impact in

Defense & Security

- **Need for reliable communications and signal monitoring over a broad spectrum in contested environments**
- **Provides ultrawideband spectrum coverage with adaptive, waveform-agnostic operation**

Commercial Spectrum

- **Commercial spectrum is limited and expensive**
- **Enables compact, massive MIMO communications systems; tunability and sensitivity supports longer-term evolution to 6G**

Satellite Communication

- **Need for next generation lower power and maintenance receivers for existing satellite ground stations**
- **Enables more compact, sensitive, and highly selective receivers**

49

Inflection | Churchill Capital

Hardware

Exaqt: powering precision motion and gravity sensing

Rugged, deployable quantum systems for PNT and gravitational sensing use cases

Exaqt

High-resolution gravitational sensing for navigation, exploration, and security applications

10x

Improved sensitivity

10-100x

Improved ultra-low bias and scaling drifts

Expected improvement compared with current classical state-of-art[(1)]

Pathway to size down form factor

Form factor size



Gen 1 – Mobile Demo

Matches classical state-of-art but with more stability / accuracy



Gen 2 – Deployable System

10x stability and accuracy improvement over classical state-of-art



Gen 3 – Compact

Size compactness enabled by PIC integration

The need for reliable PNT is everywhere…


National Security
Natural Resources
Navigation
Climate Behavior Monitoring
Autonomous Vehicles

…Inflection technology provides the solution

Inertial sensing based on **cold atoms** to enable long-duration strategic-grade dead-reckoning navigation

- Sensing elements (atoms) are **all identical, perfectly reproducible, and do not age or wear**
- Absolute measurements **eliminates calibration**
- High sensitivity with **ultra-low bias and scaling drifts**

Examples of real-world deployments / tests

NASA | JPL Jet Propulsion Laboratory, California Institute of Technology

JPL CAL Program

First quantum lab in space – since 2017

Atom interferometry on the ISS

BAE SYSTEMS | UKRI Innovate UK | PA | Fraunhofer UK | ALTER Technology | Caledonian Photonics | RedWave Labs

2024 Quantum PNT flight trials

First ever plane flight demo of a BEC

First ever flight demo of commercial optical clock

Note: (1) Stray, B., Bosch-Lluis, X., Thompson, R. et al. – "Quantum gravity gradiometry for future mass change science" (2025).

50

Infleqtion | Churchill Capital

Software

Software: supercharges every layer of the computing stack

Built to ensure performance boosts, error correction, and productivity enhancement at every stage

Application Layer

Quantum software as a force multiplier for both GPU- and QPU-enabled applications

APPLICATION

ALGORITHM

Middleware Layer

Translates traditional code into quantum language, applicable to all modalities

COMPILATION

Hardware Layer

Directs operations to best-suited subset of hardware to optimize performance

CONTROL

HARDWARE


Superstaq

Hardware-agnostic software platform operational across modalities

Enables quantum programming in any source language using any existing developer tools


Trapped Ion
Spin qubits
Neutral Atom
Superconducting
q
q
q
q
q

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Infleqtion | Churchill Capital

Software

Middleware layer: Superstaq is the force multiplier for QPUs

Flagship quantum software optimizes quantum program execution across a diverse set of backends

Performance boost for quantum processing units

Superstaq core capabilities:

- ✓ **Cross-layer optimization** via deep optimization techniques
- ✓ Enhanced execution, driving **10x performance gains**
- ✓ Advanced, next-generation **error mitigation**
- ✓ **"Write once, run everywhere"** functionality
- ✓ **Open APIs**, allowing integration into quantum-classical workflows
- ✓ Native support for both main quantum programming languages – enabling **use across the full customer spectrum**

Neutral Atom
Entanglement

4x reduction in error (1)


Equivalent Two-Qubit Error
6.0%
4.0%
2.0%
0.0%
Baseline
Superstaq

Note: (1) Campbell et al. – "Superstaq: Deep Optimization of Quantum Programs" (2023).

52

Infleqtion | Churchill Capital

Software Application layer: quantum application development High-impact, practical quantum applications possible today Making quantum computing practical, scalable, and accessible Utility in scientific and commercial domains: Materials design Defense and security ✓ • Libraries and modules for implementing advanced quantum algorithms ✓ • End-to-end application workflows • Growing library of application modules to support ✓ developers’ quantum algorithms Advanced signal Finance, energy, • Program routing through Superstaq to optimize ✓ processing and supply chain and compile circuits for specific hardware targets • Application deployment on quantum hardware or ✓ cloud for global access to technology Churchill Capital 53

Appendix Board overview Product portfolio Financial reconciliations Transaction information Churchill Capital 54

(1) Non-GAAP reconciliation to cash operating expenses Reflects latest estimates (2) $M 2024A LTM R&D expense $22 $17 SG&A expense 23 18 Total operating expenses $44 $35 (-) SBC (1) (2) (-) D&A (2) (3) Cash operating expenses $41 $31 Capital expenditures $2 $1 Total cash uses $43 $33 Note: Figures depicted are rounded, and totals may not sum precisely. (1) Based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (2) Reflects twelve months ending June 30, 2025. Churchill Capital 55

Appendix Board overview Product portfolio Financial reconciliations Transaction information Churchill Capital 56

Proposed transaction overview

Inflеqtion is valued at a pre-money equity value of $1.8 billion; 100% of net transaction proceeds to fund growth

Sources	$M	%
Churchill X cash in trust[(1)(2)]	416	17%
Existing Inflеqtion shareholders[(3)]	1,800	74%
Inflеqtion cash on balance sheet[(4)]	88	4%
PIPE investment[(7)(9)]	127	5%
Total Sources	**2,430**	**100%**

Uses	$M	%
Cash to balance sheet[(1)(2)(5)]	595	24%
Existing Inflеqtion shareholders[(3)]	1,800	74%
Illustrative fees and expenses	35	1%
Total Uses	**2,430**	**100%**

Assumes $10 per share	Shares (millions)	% Ownership
Existing Inflеqtion shareholders[(3)]	182.0	74%
Churchill X shareholders[(2)(6)]	52.1	21%
PIPE investors[(7)]	12.7	5%
Total	**246.7**	**100%**

Transaction highlights

- Pre-money equity value of $1.8 billion, an attractive entry point given long-term growth outlook and public benchmarks
- Transaction supported by >$125 million of incremental financing via a common stock PIPE raised at the transaction value from leading existing and new institutional investors
- No cash to Inflеqtion shareholders – will roll 100% of existing shares
- All existing Inflеqtion shareholders' and Churchill X's sponsor shares will be subject to a 180-day lock-up following closing of the business combination[(8)]
- Assumes a single class of shares for all shareholders
- Inflеqtion is a well-capitalized business today with $88 million of cash on hand; transaction proceeds to be used to accelerate the next phase of growth

Note: Percentages reflect rounding and may not sum to 100%. (1) CCCX cash-in-trust was ~$416 million as of June 30, 2025. For illustrative purposes only and not accounting for additional accrued interest on cash in trust, which would increase trust value per share at close. (2) Assumes no CCCX shareholders exercise redemption rights to receive cash from trust account at closing. (3) Proposed pre-money equity value. Pre-money equity value to convert at $10.00 / share at close of the business combination. Includes the dilutive impact of existing equity incentive awards and options. (4) Represents cash on balance sheet as of June 30, 2025. Based on financials that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (5) CCCX cash-in-trust plus PIPE investment and Inflеqtion cash less illustrative fees / expenses. (6) Includes all outstanding CCCX Class A shares and 10.35mm Class B founder shares. Includes impact of sponsor loan conversion. Excludes ~10.35mm CCCX public warrants and ~0.075mm private placement warrants. (7) Incremental PIPE financing that is expected to close concurrent with the business combination (common equity PIPE priced at $10 per share). (8) Subject to potential early release based on volume-weighted average trading price of post-closing company's common stock. (9) Based on PIPE commitments expected at the time of BCA signing.

57

Inflеqtion | Churchill Capital

Risk factors (1/2) The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed business combination of Churchill Capital Corp X. (“Churchill”) and ColdQuanta, Inc. (d.b.a. Infleqtion) (the “Business Combination”), and solely for potential investors in the Private Placement, and not for any other purpose. All references to “Infleqtion,” the “Company,” “we,” “us” or “our” refer to the business of ColdQuanta, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Churchill, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Churchill. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Churchill and the proposed transactions between the Company and Churchill, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor in the Offering may lose all or part of its investment. Risks Related to Our Business Capital Requirements and Cost Fluctuations. Our business and our future plans for expansion are capital-intensive, and the specific timing of cash inflows and outflows may fluctuate substantially from period to period. Our operating plan may change because of factors currently unknown, and we may need to seek additional funds sooner than planned, through public or private equity or debt financings or other sources, such as strategic collaborations. Such financings may result in dilution to our stockholders, issuance of securities with priority as to liquidation and dividend and other rights more favorable than common stock, imposition of debt covenants and repayment obligations or other restrictions that may adversely affect our business. Development. Our technical roadmap and plans for future commercialization include technology that is not yet available for customers and may never become available or meet desired technical specifications. For example, we have not produced a commercially scalable quantum computer or quantum sensing product, and we face significant barriers in our continued development efforts. If we cannot successfully overcome those barriers, our business will be negatively impacted. Competition. Even if we are successful in developing quantum computing systems, and other products within our pipeline, and executing our strategy, competitors in the industry may achieve technological breakthroughs that render our quantum technology obsolete or inferior to other products. Our Industry. The quantum technology industry is in its early stages and volatile, and if it does not develop, if it develops slower than we expect, if it develops in a manner that does not require use of our quantum solutions, if it encounters negative publicity or if our solutions do not drive commercial engagement, the growth of our business will be harmed. Strategic Partners. If we are unable to maintain our current strategic partnerships, including relationships with certain prime contractors, or we are unable to develop future collaborative partnerships, our future growth and development could be negatively impacted. Certain of our strategic development and partnership arrangements or expected strategic partnerships could be terminated or may not materialize into contract partnership arrangements on a long-term basis or at all. We may also not be able to successfully engage target customers or convert early trial deployments of our technology into meaningful orders in the future. Third Parties. We depend on, and anticipate that we will continue to depend on, various third-party suppliers, contractors, and strategic partners in order to sustain and grow our business. Our ability to commercialize and scale our neutral atom quantum products is dependent also upon components we must source from electronics, optics and other industries. Shortages or supply interruptions in any of these components will adversely impact our financial performance. Licensing. Licensing of intellectual property is of critical importance to our business. For example, we license patents (some of which are foundational patents) and other intellectual property from the Regents of the University of Colorado (the “University”), on both exclusive and non-exclusive bases. If the license agreements with the University terminate, become non-exclusive or if any of the other agreements under which we acquired or licensed, or will acquire or license, material intellectual property rights is terminated, we could lose our rights to use key technologies to develop and operate our business. In addition, our intellectual property often results from the performance of complex agreements that are subject to interpretation. Churchill Capital 58

Risk factors (2/2) Risks Related to the Private Placement Capital Raise. There can be no assurance that we will be able to raise the anticipated ~$125 million in the Private Placement, or that the amount of funds raised in the Private Placement will be sufficient to consummate the Business Combination or for use by the combined company following the Business Combination (the “Combined Company”) Voting Power. The issuance of shares of the Combined Company’s securities in connection with the Private Placement will dilute the voting power of the Combined Company’s shareholders. Risks Related to the Business Combination Transaction Costs. Both Churchill and we will incur significant transaction costs in connection with the Business Combination. Contingencies of Business Combination. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. Key Personnel. The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain of our key personnel, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. Redemption. If a significant number of shares of Churchill’s common stock is elected to be redeemed in connection with the Business Combination, the stock ownership of the Combined Company will be highly concentrated, which will reduce the public “float” and may have a depressive effect on the market price of the common stock of the combined company. Redemptions will also reduce the amount of capital available to the Combined Company following the Business Combination. Value of Securities. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Churchill’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. Stock Exchange Approval. There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange. Conflicts of Interest. Some of Churchill’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether we are an appropriate target for Churchill’s initial business combination. Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. Compliance with Laws. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company’s business, including Churchill, and our ability to consummate the Business Combination, and results of operations. Churchill Capital 59

CHURCHILL CAPITAL CORP X